Exhibit 10.7

JOINDER TO REGISTRATION RIGHTS AGREEMENT

This JOINDER (this “Joinder”) is made this 7th day of October, 2016 by Axar Master Fund Ltd., a Cayman Islands exempted company (the “Joining Party”), pursuant to that certain Registration Rights Agreement (the “Agreement”) dated as of October 1, 2014, by and among AR Capital Acquisition Corp., a Delaware corporation (the “Company”), AR Capital, LLC, a Delaware limited liability company (“AR Capital”) and the other individuals party thereto. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WITNESSETH:

WHEREAS, pursuant to Section 5.2 of the Agreement, other persons or entities may become a party to the Agreement upon execution of a certificate of joinder to the Agreement; and

WHEREAS, concurrently with the execution and delivery of this Joinder, the Joining Party shall become a party to the Agreement and a Holder thereunder.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.          The Joining Party acknowledges and agrees that by execution and delivery of this Joinder, the Joining Party becomes a party to the Agreement and a Holder thereunder, subject to the terms, conditions, restrictions, representations, warranties, obligations, agreements and covenants set forth therein. The Joining Party hereby acknowledges that the Joining Party has received a copy of the Agreement.

2.          Notwithstanding the place where this Joinder may be executed by the undersigned, the Joining Party expressly agrees that this Joinder shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, without regard to the conflict of law provisions of such jurisdiction.

3.          If any provision herein, or the application thereof to any circumstance of this Joinder, is held to be unenforceable, invalid or illegal by any court, arbitration tribunal, government agency or regulatory body of competent jurisdiction, such provision shall be deemed deleted from this Joinder or not applicable to such circumstance, as the case may be, and the enforceability, validity and legality of the other provisions of this Joinder shall not be affected or impaired thereby.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has entered into this Joinder as of the date first above stated.

JOINING PARTY:

AXAR MASTER FUND LTD.
a Cayman Islands exempted company

By:	/s/ Andrew Axelrod
Name: Andrew Axelrod
Title: Director

[Signature Page to Joinder to Registration Rights Agreement]